Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2014	Apr. 21, 2014	Dec. 31, 2013
Preferred stock par value (in Dollars per share)	$ 0.01		$ 0.01
Preferred stock, shares authorized	20,000,000		20,000,000
Preferred stock, shares issued	0		0
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000,000		1,000,000,000
Common stock, issued	18,969,989		2,469,648
Common stock, shares outstanding	18,969,989	8,309,989	2,469,648